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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 7, 2003

NAPRO BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

0-243201
(Commission File Number)

Delaware	84-1187753
(State of incorporation)	(IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and Zip Code)

(303) 516-8500
Registrant's telephone number, including area code

Item 12. Results of Operations and Financial Condition

        On August 7, 2003, NaPro BioTherapeutics, Inc. issued a press release announcing its earnings for the second quarter and six months ended July 2, 2003. A copy of the press release is attached as Exhibit 99.1.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item No.	Exhibit List
99.1	Press release dated August 7, 2003 issued by NaPro BioTherapeutics, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 7, 2003

NAPRO BIOTHERAPEUTICS, INC.
By:	/s/ GORDON LINK Gordon Link
Its:	Chief Financial Officer

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  Item 12. Results of Operations and Financial Condition
SIGNATURE